TO SHAREHOLDERS

I am pleased to report that EV Marathon Growth Fund had a total return of 14.8% for the fiscal year ended August 31, 1996. This return - which does not reflect the maximum contingent deferred sales charge of 5% - was the result of an increase in net asset value to $13.32 per share on August 31, 1996 from $11.68 per share on August 31, 1995, and the reinvestment of $0.075 in capital gains distributions. The Fund outperformed by 3.9% the Lipper Growth Fund Index* - an unmanaged index of 30 growth stock mutual funds - which had a total return of 10.9% during the same period.

THE U.S. ECONOMY HAS REMAINED STRONG THUS FAR IN 1996...

After slowing somewhat at the end of 1995, the U.S. economy has shown remarkable strength this year. Growth in gross domestic product - the official indicator of economic growth calculated by the U.S. Commerce Department - declined from a 4.2% annual rate in the third quarter of 1995 to 0.9% in the fourth quarter. Aided by a decline in short-term interest rates at the beginning of this year, GDP growth rose to 2.0% in the first quarter and then shot up to 4.8% in the second quarter. The economy showed continued signs of good health in August, when the U.S. Labor Department reported that the 12-month "core rate" of inflation - as measured by the consumer price index excluding food and energy - had decreased to 2.6%, and that the unemployment rate had hit a 7-year low of 5.1%.

IN RESPONSE, STOCK MARKET INVESTORS HAVE REMAINED BULLISH...

To the surprise of most analysts and economists, the current bull market - which celebrates its six-year anniversary in October, 1996 - is still intact. Many of the worrisome excesses seen in the market earlier in the year, including sky-high valuations of Internet stocks and an oversaturation of initial public offerings (IPOs), were worked out when the market corrected in July. Supported by a resumption in large inflows into equity mutual funds, the market has since recovered the lost ground and moved to new highs.

WITH THE MARKET AT AN ALL-TIME HIGH, A PROFESSIONALLY MANAGED MUTUAL FUND MAKES SENSE...

Despite its continued surge, the stock market will undoubtedly experience some volatility going forward. As the market heads into uncharted waters, the case for investing in a professionally managed, diversified portfolio of well-established growth companies, such as this Fund, remains strong.

-------------------            Sincerely,

[Photo of                  /s/ James B. Hawkes
James B. Hawkes]
                               James B. Hawkes
-------------------            President
                               September 26, 1996

-------------------------------------------------------------------------------
Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-------------------------------------------------------------------------------

*It is not possible to invest directly in this index.

MANAGEMENT DISCUSSION

An interview with Thomas E. Faust Jr., Vice President and Manager of Growth Portfolio.

Q. TOM, TO WHAT DO YOU ATTRIBUTE THIS PORTFOLIO'S SOLID RETURNS OVER THE PAST YEAR?

A. The category of large, well-established growth companies in which the Portfolio typically invests has performed well this year. In addition, the Portfolio has benefitted from a number of very successful individual investments.

Q.  WHAT IS THE PORTFOLIO'S INVESTMENT STYLE?

A. The Portfolio is constructed primarily on a stock-by-stock basis, investing in a diversified group of stocks that have been identified as attractive through a process of in-depth and independent fundamental research. The primary emphasis is on individual stock analysis and selection. In building the Portfolio, stocks judged to represent unusually favorable near-term opportunities are combined with a core group of stocks held for their longer-term potential.

Q.  HOW WOULD YOU DESCRIBE YOUR APPROACH TO IDENTIFYING ATTRACTIVE STOCKS?

A. We look for three characteristics in a stock: first, that the company is well positioned in an established business with attractive financial characteristics and growth prospects; second, that the stock is favorably valued in relation to its future earnings and cash flow potential; and third, that there is an identified catalyst for future outperformance. Stocks with these characteristics are attractive in terms of their upside potential as well as their protection against the downside. At the time of purchase, an investment case is developed which incorporates the elements of business attractiveness, valuation, and performance catalyst. The investment case establishes a benchmark against which a stock holding can be monitored. In general, so long as the investment case remains intact and the valuation remains reasonable, our instinct is to hold the stock. Conversely, if the investment case has changed or has not developed in the way we expected, our instinct is to sell the stock and seek opportunities elsewhere.

------------------------------

[Photo of Thomas E. Faust Jr.]

------------------------------
THOMAS E. FAUST JR.
-------------------

Q. HOW DOES THIS FUND COMPARE TO OTHERS IN ITS PEER GROUP IN TERMS OF MARKET CAPITALIZATION?

A. The Fund is characterized as large-capitalization growth. This is not to say that we will only invest in companies over a specified market capitalization. Our goal is to invest primarily in well-established companies that are market leaders in their industry.

Q.  WHAT IS YOUR MARKET OUTLOOK?

A. In general, we do not spend much time trying to guess where the market is going. This has proven to be very difficult and is not something that I believe we do well. What I think we can do well is identify and invest in stocks that can perform over time, irrespective of the short-term gyrations of the market. That is where we focus our attention - on individual companies and stocks. Having said that, Imust admit to being somewhat cautious about the U.S. market at this time, primarily because of valuation concerns. In managing the Portfolio, we have acted on this concern by selling certain stocks that we felt had moved to excessive valuations and reinvesting the proceeds in more modestly valued stocks.

Q.  CAN YOU DISCUSS SOME RECENT SUCCESS STORIES?

A. Certainly. One interesting example is Boston Scientific. The company's founders had the vision that catheters would become widely used for surgical and other medical purposes, a less invasive technique than traditional surgery. Through a series of seven acquisitions over the last year and a half, Boston Scientific went from a well-respected niche player to the dominant company in every business in which they compete. This company has all of the characteristics of our classic investment model: it is a market leader in a fast growing business; it is financially strong and well-managed; and it is reasonably priced compared to other companies in the industry with similar growth prospects. The catalyst is that as they integrate their acquisitions, their earnings should grow consistently.

    A second example is Circuit City. The investment case for this company is that while the growth of their retail electronics business is slowing - primarily due to the slowdown in personal computer sales - they have another business, Carmax, which has huge potential. This subsidiary is essentially a used-car "superstore," which offers customers no haggling, quality cars, reasonable prices, and vast selection.

Q. WHAT IS THE CASE FOR INVESTING IN THIS FUND?

A. This Fund is well-suited for a wide range of investors and investment vehicles, including retirement plans, such as a 401(k). Over long periods of time, the best performing stocks have typically been rapidly growing, market-leading companies such as those in which the Fund invests. We believe that the Fund's approach to stock selection and the quality of its investment research can result in superior investment performance over time. That is our goal.

    -------------------------------------------------------------------------

                      THE PORTFOLIO'S 10 LARGEST HOLDINGS*:

               Company                               Business
    Astra AB ......................................  Drugs
    Sofamor Danek Group, Inc. .....................  Medical products
    Intel Corporation .............................  Semiconductors
    Deere & Co. ...................................  Machinery
    Allstate Corp. ................................  Insurance
    MEMC Electronic Materials Inc. ................  Semiconductors
    Xerox Corp. ...................................  Business products
    American Int'l Group, Inc. ....................  Insurance
    Federal Nat'l Mortgage Assoc ..................  Financial
    Triton Energy Ltd. ............................  Energy


    *The holdings above represented 30.7% of the Portfolio's investments by market value as of 8/31/96. The table may not be representative of current or future holdings of the Portfolio.

    -------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EV MARATHON GROWTH FUND AND THE STANDARD & POOR'S 500 INDEX

From September 30, 1994, through August 31, 1996

---------------------------------------------------------------
   AVERAGE           1         Life               Value of
ANNUAL RETURNS      Year      of Fund*       Investment at 8/31
---------------------------------------------------------------
With CDSC            9.8%      13.8%              $13,039
---------------------------------------------------------------
Without CDSC        14.8%      16.0%              $13,539
---------------------------------------------------------------


EV MARATHON GROWTH FUND VS.
S&P 500 INDEX

      Date         Fund @ NAV          Fund w/CDSC               Index
         9/30/94      $10,000                   NA             $10,000
        10/31/94      $10,364                   NA             $10,209
        11/30/94       $9,970                   NA              $9,805
        12/31/94       $9,939                   NA              $9,998
         1/31/95       $9,990                   NA             $10,241
         2/28/95      $10,394                   NA             $10,610
         3/31/95      $10,687                   NA             $10,969
         4/30/95      $10,758                   NA             $11,275
         5/31/95      $11,010                   NA             $11,685
         6/30/95      $11,364                   NA             $12,012
         7/31/95      $11,616                   NA             $12,394
         8/31/95      $11,798                   NA             $12,390
         9/30/95      $12,051                   NA             $12,964
        10/31/95      $11,838                   NA             $12,900
        11/30/95      $12,293                   NA             $13,429
        12/31/95      $12,634                   NA             $13,742
         1/31/96      $12,939                   NA             $14,190
         2/28/96      $13,254                   NA             $14,289
         3/31/96      $13,345                   NA             $14,479
         4/30/96      $13,711                   NA             $14,673
         5/31/96      $14,077                   NA             $15,009
         6/30/96      $13,843                   NA             $15,127
         7/31/96      $13,020                   NA             $14,435
         8/31/96      $13,539              $13,039             $14,707

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
*Investment operations commenced on 9/13/94.
+Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. It is not possible to invest directly in the S&P 500 Index.

FUND PERFORMANCE

In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of a hypothetical $10,000 investment in EV Marathon Growth Fund, and the unmanaged S&P 500 Stock Index.

THE TOTAL RETURN FIGURES

The colored line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs. The second dollar figure for the Fund reflects the Fund's maximum applicable deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

The black line represents the performance of the S&P 500 Stock Index, a broad-based, widely recognized unmanaged index of 500 common stocks. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                           -----------------------

                           EV MARATHON GROWTH FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                               August 31, 1996
------------------------------------------------------------------------------
ASSETS:
  Investment in Growth Portfolio (Portfolio),
    at value (Note 1A)                                            $7,455,919
  Receivable for Fund shares sold                                     18,948
  Receivable from Administrator (Note 6)                              65,405
  Deferred organization expenses (Note 1E)                            22,151
                                                                  ----------
      Total assets                                                $7,562,423
LIABILITIES:
  Payable for Fund shares redeemed                       $46,830
  Payable to affiliate --
    Trustees' fees                                            23
  Accrued expenses                                         6,378
                                                         -------
      Total liabilities                                               53,231
                                                                  ----------
NET ASSETS for 563,920 shares of beneficial
  interest outstanding                                            $7,509,192
                                                                  ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                                 $6,841,117
  Accumulated net realized gain on investment
    transactions                                                     149,580
  Net unrealized appreciation of investments from
    Portfolio                                                        518,495
                                                                  ----------
      Total net assets                                            $7,509,192
                                                                  ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($7,509,192 / 563,920 shares of beneficial interest
    outstanding)                                                    $13.32
                                                                    ======


    The accompanying notes are an integral part of the financial statements.

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                      For the year ended August 31, 1996
------------------------------------------------------------------------------
Investment Income (Note 1B):
  Dividend income allocated from Portfolio (net of
    foreign taxes, $1,246)                                           $ 58,148
  Interest income allocated from Portfolio                             10,076
  Expenses allocated from Portfolio                                   (34,709)
                                                                     --------
      Total investment income                                        $ 33,515
  Expenses --
    Custodian fees                                        $  2,837
    Distribution and service fees (Note 4)                  39,575
    Transfer and dividend disbursing agent fees              5,082
    Printing and postage                                    14,021
    Legal and accounting services                           12,058
    Registration fees                                       20,031
    Amortization of organization expenses (Note 1E)          7,531
    Miscellaneous                                            3,659
                                                          --------
      Total expenses                                       104,794
  Deduct allocation of expenses by administrator
   (Note 6)                                                 65,405
                                                          --------
      Net expenses                                                     39,389
                                                                     --------
        Net investment loss                                          $ (5,874)
REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain on investment transactions
    (identified cost basis)                               $133,650
  Change in unrealized appreciation of investments         323,262
                                                          --------
      Net realized and unrealized gain on investments                 456,912
                                                                     --------
        Net increase in net assets resulting from operations         $451,038
                                                                     ========


    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                       YEAR ENDED AUGUST 31,
                                                      ------------------------
                                                         1996         1995*
                                                      -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment loss                               $   (5,874)  $  (14,147)
    Net realized gain from Portfolio                     133,650       18,499
    Change in unrealized appreciation from Portfolio     323,262      195,233
                                                      ----------   ----------
      Net increase in net assets resulting from
        operations                                    $  451,038   $  199,585
                                                      ----------   ----------
  Distributions to shareholders --
    From net realized gain on investments             $  (21,890)  $    --
                                                      ----------   ----------
  Net increase in net assets from Fund share
    transactions (Note 2)                             $4,840,384   $2,040,065
                                                      ----------   ----------
        Net increase in net assets                    $5,269,532   $2,239,650
NET ASSETS:
  At beginning of year                                 2,239,660           10
                                                      ----------   ----------
  At end of year                                      $7,509,192   $2,239,660
                                                      ==========   ==========

*For the period from the start of business, September 13, 1994, to August 31, 1995.


    The accompanying notes are an integral part of the financial statements.

                             Financial Highlights
------------------------------------------------------------------------------
                                                         Year Ended August 31,
                                                         ---------------------
                                                         1996           1995++
                                                         ----           ----
FINANCIAL HIGHLIGHTS (for a share outstanding
  throughout the period)
NET ASSET VALUE -- Beginning of year                    $11.680        $10.000
                                                        -------        -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                 $(0.010)       $(0.074)
    Net realized and unrealized gain on investments       1.725          1.754
                                                        -------        -------
      Total income from investment operations           $ 1.715        $ 1.680
                                                        -------        -------
LESS DISTRIBUTIONS:
  From net realized gain on investments                  (0.075)          --
                                                        -------        -------
Net asset value -- End of year                          $13.320        $11.680
                                                        =======        =======
TOTAL RETURN**                                           14.75%         16.80%
RATIOS/SUPPLEMENTAL DATA (As a percentage of
 average daily net assets)*:
  Expenses(1)                                             1.52%          2.82% +
  Net investment loss                                    (0.12%)        (1.59%)+
  Net assets, at end of year (000's omitted)            $ 7,509        $ 2,240

*The expenses related to the operation of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT LOSS PER SHARE                           $(0.126)       $(0.167)
                                                        =======        =======
RATIOS (to average daily net assets)
  Expenses(1)                                             2.87%          8.01% +
  Net investment loss                                    (1.47%)        (6.79%)+

(1) Includes the Fund's share of Growth Portfolio's allocated expenses. + Computed on an annualized basis.

 ++ For the period from the start of business, September 13, 1994, to August 31, 1995.

 ** Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.


    The accompanying notes are an integral part of the financial statements.

                           -----------------------

                         NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

EV Marathon Growth Fund (the "Fund") is a diversified series of Eaton Vance Growth Trust (the "Trust"). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in the Growth Portfolio (the "Portfolio"), a New York Trust, having the same investment objective as the Fund. The value of the Fund's in vestment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (5.1% at August 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. EXPENSE REDUCTION -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations. Prior to November 10, 1995, Investors Bank & Trust Company (IBT) was an affiliate of Eaton Vance Management. IBT serves as custodian to the Fund and the Portfolio.

D. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the IRC, the Fund designates $21,890 as a long term capital gain distribution for its taxable year ended August 31, 1996.

E. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, are being amortized on the straight-line basis over five years beginning on the date the Fund commenced operations.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

G. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or in excess of accumulated net realized gains. Accordingly, reclassifications may periodically be made among certain capital accounts without impacting the net asset value.

H. USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                     YEAR ENDED               YEAR ENDED
                                   AUGUST 31, 1996         AUGUST 31, 1995*
                               -----------------------  ----------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
                               ---------   ----------   --------   ----------
Sales                            651,594   $8,394,185    296,114   $3,162,410
Issued to shareholders
  electing to receive payment
  of distribution in Fund
  shares                           1,676       20,140       --          --
Redemptions                     (281,036)  (3,573,941)  (104,429)  (1,122,345)
                                --------   ----------   --------   ----------
    Net increase                 372,234   $4,840,384    191,685   $2,040,065
                                ========   ==========   ========   ==========
*For the period from the start of business September 13, 1994 to August 31, 1995.

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $8,426,305 and $3,656,065, respectively.

------------------------------------------------------------------------------
(4) DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365th of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of
(i) 5% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid $36,379 to EVD for the year ended August 31, 1996, representing 0.75% (annualized) of average daily net assets. At August 31, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $172,156.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  During the year ended August 31, 1996, the Fund provided for $3,196 under the Plan to the Principal Underwriter and Authorized Firms.

------------------------------------------------------------------------------
(5) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's
Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $22,219 of CDSC paid by shareholders for the year ended August 31, 1996.

------------------------------------------------------------------------------
(6) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, $65,405 of expenses related to the operation of the Fund were allocated, on a preliminary basis, to EVM. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF
EV MARATHON GROWTH FUND:


We have audited the accompanying statement of assets and liabilities of EV Marathon Growth Fund, a series of Eaton Vance Growth Trust, as of August 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from September 13, 1994 (start of business) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Growth Fund, a series of Eaton Vance Growth Trust, as of August 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 13, 1994 (start of business) to August 31, 1995, in conformity with generally accepted accounting principles.


                                            COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
SEPTEMBER 30, 1996

                           -----------------------

                               GROWTH PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                               AUGUST 31, 1996
-------------------------------------------------------------------------------
                              COMMON STOCKS - 93.5%
-------------------------------------------------------------------------------
                                                       SHARES         VALUE
-------------------------------------------------------------------------------
BANKS - 1.1%
Banco Latinoamericano                                  30,000      $  1,601,250
  This specialized multinational bank,                             ------------
  based in Panama City, primarily provides short-term, trade related financing to stockholder banks from 22 member countries in Latin America and the Caribbean.

BEVERAGES - 2.2%
PepsiCo, Inc.                                         115,000      $  3,306,250
  Global soft drink producer with                                  ------------
  businesses in snack foods and fast food
  restaurants.

BUSINESS PRODUCTS AND SERVICES - 8.0%
International Business Machines Corp.                  25,000      $  2,859,375
  The world's largest supplier of
  hardware, software and support services
  in the information processing industry.
Reuters Holdings PLC                                   50,000         3,493,750
  Worldwide provider of proprietary
  financial data and information.
Sealed Air Corp.*                                      33,900         1,283,963
  Global manufacturer of a broad line of
  protective and specialty packaging materials
  and systems.
Xerox Corp.                                            75,000         4,115,625
  The dominant producer of high end
  document processing machines.
                                                                   ------------
                                                                   $ 11,752,713
                                                                   ------------
CHEMICALS - 1.4%
Praxair, Inc.                                          50,000      $  2,056,250
  The largest producer of industrial gases                         ------------
  in North and South America.

COMPUTER EQUIPMENT AND SERVICES - 6.8%
Automatic Data Processing, Inc.                        80,000      $  3,330,000
  The leading independent computing and
  payroll processing services firm in the
  U.S.
Electronic Data Systems Corp.                          65,000         3,542,500
  Designs, installs and operates data
  processing and communications systems.
Hewlett Packard Co.                                    70,000         3,062,500
  One of the world's most successful high
  tech companies. Products include
  servers, computers, and workstations for
  home and business.
                                                                   ------------
                                                                   $  9,935,000
                                                                   ------------
CONSUMER PRODUCTS & SERVICES - 3.5%
Corning, Inc.                                          85,000      $  3,166,250
  Manufactures specialty glass. Its
  consumer products division makes Corelle
  dinnerware, Corning Ware cookware, Pyrex
  glassware, Serengeti sunglasses, and
  Steuben crystal.
Hershey Foods Corp.                                    22,200         1,934,175
  The market leader in U.S. candy
  business, produces Hershey Kisses,
  Reese's peanut butter cups and York
  peppermint patties. It also makes
  chocolate related baking products.
                                                                   ------------
                                                                   $  5,100,425
                                                                   ------------
DRUGS & HEALTH CARE SERVICES - 15.9%
American Home Products                                 40,000      $  2,370,000
  Leading manufacturer of prescription
  drugs, medical supplies and diagnostics,
  as well as agricultural herbicides,
  consumer medications and branded food
  products.
Astra AB A Free Shares                                150,000         6,348,915
  Swedish based international
  pharmaceutical firm with drugs for the
  control of ulcers and asthma.
Boston Scientific Corp.*                               80,000         3,670,000
  Medical device manufacturer focusing
  primarily on disposable products in less
  invasive surgery procedures.
Elan Corp. PLC ADR*+                                   95,000         2,980,625
  Develops drug delivery systems designed
  to improve and control the absorption
  and utilization of pharmaceutical
  compounds.
Pfizer, Inc.                                           40,000         2,840,000
  A large international ethical
  pharmaceutical manufacturer with
  important positions in hospital products
  and animal health.
Sofamor Danek Group, Inc.*                            170,000         4,887,500
  The dominant supplier of spinal implant
  devices used in surgical treatment of
  spinal diseases and deformities.
Vencor, Inc.*                                           9,000           282,375
  Managers of acute long-term care
  hospitals.
                                                                   ------------
                                                                   $ 23,379,415
                                                                   ------------
ELECTRONIC INSTRUMENTATION - 1.0%
Millipore Corp.                                        40,000      $  1,530,000
  Products use membrane separations                                ------------
  technology to analyze and purify fluids
  for a variety of high tech industries.

FINANCIAL SERVICES - 9.4%
Advanta Corp.                                          30,000      $  1,335,000
  Originates and services consumer loans,
  primarily through direct marketing of
  Visa and MasterCharge credit cards.
Federal National Mortgage Association                 120,000         3,720,000
  U.S. Government sponsored mortgage
  lender and provider of secondary
  mortgage market.
Franklin Resources, Inc.                               50,000         2,975,000
  Provides investment management and
  related services to a family of equity
  and fixed income mutual funds.
MBNA Corp.                                             75,000         2,278,125
  Dominant issuer of MasterCard/Visa
  credit cards to affinity groups.
MGIC Investment Corp. Wisc.                            55,000         3,485,625
  The leading provider of private mortgage
  insurance coverage to U.S. banks and
  other mortgage suppliers.
                                                                   ------------
                                                                   $ 13,793,750
                                                                   ------------
INSURANCE - 9.6%
Allstate Corp.                                         95,000      $  4,239,375
  Leading underwriter of automotive and
  homeowners insurance as well as a life
  insurance carrier.
American International Group, Inc.                     40,000         3,800,000
  One of the world's leading insurance
  companies, operating in 130 countries.
Mutual Risk Management Ltd.                            80,000         2,520,000
  Provides risk management services to
  clients seeking an alternative to
  traditional commercial insurance,
  particularly for workers' compensation.
Progressive Corp., Inc.                                65,000         3,534,375
  Underwriter of non-standard automobile
  and other specialty personal lines of
  insurance.
                                                                   ------------
                                                                   $ 14,093,750
                                                                   ------------
MACHINERY - 3.3%
Deere & Co.                                           120,000      $  4,770,000
  The largest agricultural equipment                               ------------
  company and also producer of earthmoving and forestry machinery.

METALS & MINING - 5.8%
Freeport McMoRan Copper & Gold, Inc.                  100,000      $  2,812,500
  Operator of third largest copper mine in
  the world with world's largest gold
  reserves.
J & L Specialty Steel, Inc.                           190,000         2,588,750
  Manufactures flat rolled stainless
  steel. The company's products are used
  in a variety of industrial, commercial
  and consumer products including chemcial
  and refining equipment, cargo containers
  and beer kegs.
Potash Corp. of Saskatchewan                           40,000      $  3,040,000
  The global leader of potash production
  and number three in phosphates, two of
  the three components of fertilizer
  nutrients.
                                                                   ------------
                                                                   $  8,441,250
                                                                   ------------
OIL AND GAS - 4.7%
Anadarko Petroleum Corp.                               60,000      $  3,165,000
  Leading independent natural gas and
  crude oil production company.
Triton Energy Ltd.*                                    80,000         3,670,000
  Independent oil and gas producer with
  major developments in Colombia and
  Thailand.
                                                                   ------------
                                                                   $  6,835,000
                                                                   ------------
PHOTOGRAPHY - 2.5%
Eastman Kodak Co.                                      50,000      $  3,625,000
  Largest producer of photographic                                 ------------
  products in the world.

PUBLISHING - 2.3%
McGraw Hill, Inc.                                      70,000      $  2,870,000
  Supplies informational products and
  services for businesses, education and
  industry through a broad range of media.
Providence Journal Co. Class A*                        26,000           503,750
  Owns television stations and publishes
  newspapers.
                                                                   ------------
                                                                   $  3,373,750
                                                                   ------------
RETAILING - 8.2%
Circuit City Stores, Inc.                             100,000      $  3,150,000
  The nation's largest retailer of major
  appliances and brand name consumer
  electronics, including PCs, laptops,
  printers, cameras, toasters, blenders,
  and stereos.
Home Depot, Inc.                                       50,000         2,656,250
  A chain of do-it-yourself warehouse
  style stores.
Lowes Companies                                        80,000         2,890,000
  Operator of discount stores that cater
  to home building and the home
  improvement market.
Melville Corp.                                         80,000         3,380,000
  Owns CVS drugstores. It also provides
  pharmacy services and managed-care drug
  programs through PharmaCare Management
  Services.
                                                                   ------------
                                                                   $ 12,076,250
                                                                   ------------
SEMICONDUCTORS - 6.1%
Intel Corp.                                            60,000      $  4,788,750
  A manufacturer of semiconductors and
  other microcomputer components and
  systems which comprise the heart of the
  personal computer.
MEMC Electronic Materials, Inc.*                      120,000      $  4,230,000
  Worldwide producer of silicon wafers
  used in the production of
  semiconductors.
                                                                   ------------
                                                                   $  9,018,750
                                                                   ------------
TRANSPORTATION - 1.7%
Southwest Airlines Co.                                110,000      $  2,516,250
  Discount airline expanding throughout                            ------------
  the U.S.
    TOTAL COMMON STOCKS
      (IDENTIFIED COST, $106,799,647)                              $137,205,053
                                                                   ------------
-------------------------------------------------------------------------------
                          SHORT-TERM OBLIGATIONS - 5.4%
-------------------------------------------------------------------------------
                                              FACE AMOUNT
                                            (000'S OMITTED)
-------------------------------------------------------------------------------
American Express Credit Corp.,                  $ 4,000            $  3,998,827
  5.28s, 9/3/96
Associates Corp. of North America,                3,982               3,980,827
  5.30s, 9/3/96
                                                                   ------------
    TOTAL SHORT-TERM OBLIGATIONS, AT
      AMORTIZED COST                                               $  7,979,654
                                                                   ------------
    TOTAL INVESTMENTS - 98.9%
      (IDENTIFIED COST, $114,779,301)                              $145,184,707

    OTHER ASSETS, LESS LIABILITIES  - 1.1%                         $  1,547,183
                                                                   ------------
    NET ASSETS - 100%                                              $146,731,890
                                                                   ============
*Non-income producing security.
+ADR - American Depository Receipt.



     The accompanying notes are an integral part of the financial statements

                           -----------------------

                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                               August 31, 1996
-------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
     $114,779,301)                                              $145,184,707
  Cash                                                                 3,312
  Foreign currency, at value (cost, $54,291)                          55,451
  Receivable for investments sold                                  3,828,459
  Dividends receivable                                               168,672
  Deferred organization expenses (Note 1D)                             9,540
  Other receivables                                                   18,490
                                                                ------------
      Total assets                                              $149,268,631

LIABILITIES:
  Payable for investments purchased                 $2,517,055
  Payable to affiliate --
    Trustees' fee                                          730
  Accrued expenses                                      18,956
                                                    ----------
      Total liabilities                                            2,536,741
                                                                ------------
NET ASSETS applicable to investors' interest in Portfolio       $146,731,890
                                                                ============

SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                 $116,325,076
  Unrealized appreciation of investments and
    foreign currency (computed on the basis of
    identified cost)                                              30,406,814
                                                                ------------
      Total                                                     $146,731,890
                                                                ============





   The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
                      For the year ended August 31, 1996
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income --
    Dividends (net of withholding tax of $30,981)                 $ 1,765,188
    Interest                                                          314,006
                                                                  -----------
      Total income                                                $ 2,079,194
  Expenses --
    Investment adviser fee (Note 2)                 $   897,686
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 2)          5,765
    Custodian fee                                        87,366
    Legal and accounting services                        34,869
    Amortization of organization expenses (Note 1C)       3,294
    Miscellaneous                                         4,619
                                                    -----------
      Total expenses                                                1,033,599
                                                                  -----------
        Net investment income                                     $ 1,045,595

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions
    (identified cost basis)                         $15,075,037
  Change in unrealized appreciation of investments    4,390,133
                                                    -----------
      Net realized and unrealized gain on
        investments and foreign currency                          $19,465,170
                                                                  -----------
        Net increase in net assets from operations                $20,510,765
                                                                  ===========


   The accompanying notes are an integral part of the financial statements

                       STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                  YEAR ENDED AUGUST 31,
                                          ------------------------------------
                                               1996               1995
                                              ------             ------
INCREASE IN NET ASSETS:
  From operations --
    Net investment income                 $  1,045,595       $    846,704
    Net realized gain on investment
      transactions                          15,075,037          1,358,348
    Change in unrealized
      appreciation of investments            4,390,133         16,976,967
                                          ------------       ------------
      Net increase in net assets
        from operations                   $ 20,510,765       $ 19,182,019
                                          ------------       ------------
  Capital transactions --
    Contributions                         $ 12,571,319       $ 48,765,499
    Withdrawals                            (20,352,794)       (65,480,787)
                                          ------------       ------------
      Decrease in net assets
        resulting from capital
        transactions                      $ (7,781,475)      $(16,715,288)
                                          ------------       ------------

        Total increase in net assets      $ 12,729,290       $  2,466,731
NET ASSETS:
  At beginning of year                     134,002,600        131,535,869
                                          ------------       ------------
  At end of year                          $146,731,890       $134,002,600
                                          ============       ============

-------------------------------------------------------------------------------
                               SUPPLEMENTARY DATA
-------------------------------------------------------------------------------
                                                 YEAR ENDED AUGUST 31,
                                          -------------------------------------
                                              1996         1995         1994*
                                             ------       ------       --------
RATIOS (As a percentage of average
  daily net assets):
    Expenses                                  0.72%        0.73%        0.73%+
    Net investment income                     0.73%        0.67%        0.66%+

PORTFOLIO TURNOVER                              62%          84%           4%

AVERAGE COMMISSION RATE PAID**             $0.0595          --             --


 +Computed on an annualized basis.
 *For the period from the start of business, August 2, 1994, to August 31, 1994. **Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements

                           -----------------------

                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1996

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on August 2, 1994. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on August 2, 1994, with the acquisition of investments with a value of $127,122,709, including unrealized appreciation of $6,444,330 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments listed on securities exchanges or on the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations are valued at amortized cost, which approximates value. Foreign securities held by the Portfolio are valued in U.S. dollars at the current exchange rate.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. EXPENSE REDUCTION -- The Portfolio has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

F. USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.
------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets. For the year ended August 31, 1996, the fee was equivalent to 0.625% of the Portfolio's average net assets for such period and amounted to $897,686. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1996 no significant amounts have been deferred.
------------------------------------------------------------------------------
(3) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $84,757,949 and $99,136,218, respectively.
------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $114,779,301
                                                                 ============
Gross unrealized appreciation                                    $ 32,683,716
Gross unrealized depreciation                                      (2,276,902)
                                                                  -----------
    Net unrealized appreciation                                  $ 30,406,814
                                                                 ============
------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year. At August 31, 1996, the Fund did not have an outstanding balance pursuant to the line of credit.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Growth Portfolio, including the portfolio of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and for the period from August 2, 1994 (start of business) to August 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclo~ sures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended, and for the period from August 2, 1994 (start of business) to August 31, 1994, in conformity with generally accepted accounting principles.

                                                   COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
SEPTEMBER 30, 1996

                            -------------------------

                              INVESTMENT MANAGEMENT

EV MARATHON           OFFICERS                   INDEPENDENT TRUSTEES
GROWTH FUND           JAMES B. HAWKES            DONALD R. DWIGHT
24 Federal Street     President, Trustee         President, Dwight Partners,
Boston, MA 02110                                   Inc. Chairman, Newspapers
                      M. DOZIER GARDNER            of New England, Inc.
                      Vice President
                                                 SAMUEL L. HAYES, III
                      WILLIAM D. BURT            Jacob H. Schiff
                      Vice President             Professor of Investment
                                                 Banking, Harvard
                      BARCLAY TITTMAN            University Graduate School
                      Vice President             of Business Administration

                      JAMES L. O'CONNOR          NORTON H. REAMER
                      Treasurer                  President and Director, United
                                                 Asset Management Corporation
                      THOMAS OTIS
                      Secretary                  JOHN L. THORNDIKE
                                                 Vice President and Director,
                                                 Fiduciary Company Incorporated

                                                 JACK L. TREYNOR
                                                 Investment Adviser and
                                                 Consultant
                     ----------------------------------------------------------
GROWTH               OFFICERS                    INDEPENDENT TRUSTEES
PORTFOLIO            JAMES B. HAWKES             DONALD R. DWIGHT
24 Federal Street    President, Trustee          President, Dwight Partners,
Boston, MA 02110                                   Inc. Chairman, Newspapers
                     M. DOZIER GARDNER             of New England, Inc.
                     Vice President
                                                 SAMUEL L. HAYES, III
                     THOMAS E. FAUST, JR.        Jacob H. Schiff
                     Vice President and          Professor of Investment
                     Portfolio Manager           Banking, Harvard
                                                 University Graduate School
                     JAMES L. O'CONNOR           of Business Administration
                     Treasurer
                                                 NORTON H. REAMER
                     THOMAS OTIS                 President and Director, United
                     Secretary                   Asset Management Corporation

                                                 JOHN L. THORNDIKE
                                                 Vice President and Director,
                                                 Fiduciary Company Incorporated

                                                 JACK L. TREYNOR
                                                 Investment Adviser and
                                                 Consultant

INVESTMENT ADVISER OF
GROWTH PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV MARATHON GROWTH FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV MARATHON GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

                                                                   M-GFSRC-10/96




[Eaton Vance Logo Omitted]

EV MARATHON
GROWTH
FUND

ANNUAL
SHAREHOLDER REPORT
AUGUST 31, 1996